Exhibit 99.1

Tidewater Reports Results For The Three Months Ended September 30, 2017

NEW ORLEANS, LA. November 8, 2017 — Tidewater Inc. (NYSE:TDW) announced today a net loss for the period from August 1, 2017 through September 30, 2017 (Successor), of $15.7 million, or $0.81 per common share, on revenues of $74.3 million. For the period from July 1, 2017 through July 31, 2017 (Predecessor), the net loss was $1,122.5 million, or $23.82 per common share, on revenues of $36.3 million. For the quarter ended September 30, 2016 (Predecessor), the net loss was $178.5 million, or $3.79 per common share, on revenues of $143.7 million. For the immediately preceding quarter ended June 30, 2017 (Predecessor), the net loss was $524.4 million, or $11.13 per common share, on revenues of $115.1 million.

As more fully explained in the company's September 30, 2017 Form 10-Q, upon emergence from Chapter 11 bankruptcy on July 31, 2017, the company adopted fresh start accounting in accordance with applicable accounting and reporting regulations, which resulted in the company becoming a new entity for financial reporting purposes on July 31, 2017. References herein to "Successor" relate to the financial position and results of operations of the reorganized company subsequent to July 31, 2017, while references to "Predecessor" relate to financial position and results of operations of the company through July 31, 2017.

Larry Rigdon, company CEO and President, stated, "We are pleased to have successfully completed the financial restructuring of Tidewater during the September quarter. With a young, modern fleet, a global operating footprint and a financial profile characterized by low leverage and ample liquidity, the company is in a strong position, despite the challenging medium-term outlook for offshore energy services. Our near-term goals include further reducing costs in order to achieve a cash flow break even. Our ultimate goals include a return to sustainable profitability and positioning the company for an eventual recovery in offshore energy services.

Included in the net loss for the period from August 1, 2017 through September 30, 2017 (Successor) were the following:

•

$1.9 million ($1.9 million after-tax, or $0.10 per share) in reorganization items, including $1.3 million related to re-delivery of sale leaseback vessels to their respective owners and $0.6 million of reorganization-related professional fees.

Included in the net loss for the period from July 1, 2017 through July 31, 2017 (Predecessor) were the following:

•

$1.1 billion ($1.1 billion after-tax, or $23.00 per share) in reorganization items, including $1.8 billion of fresh start accounting adjustments, $22.9 million of reorganization-related professional fees and a gain on settlement of liabilities subject to compromise of $767.6 million.

•

$21.3 million ($21.3 million after-tax, or $0.45 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the period from July 1, 2017 through July 31, 2017.

Included in the net loss for the prior fiscal year’s quarter ended September 30, 2016 (Predecessor) were the following:

•	$129.6 million ($129.6 million after-tax, or $2.75 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the September 2016 quarter.
•

$2.5 million ($2.2 million after-tax, or $0.05 per share) of foreign exchange losses resulting primarily from the strengthening of the Norwegian kroner relative to the U.S. dollar and the revaluation of kroner-denominated liabilities.

•

$0.6 million ($0.6 million after-tax, or $0.01 per share) of foreign exchange gains which is included in Equity in net earnings (losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

Included in the net loss for the preceding quarter ended June 30, 2017 (Predecessor) were the following:

•

$313.2 million ($313.2 million after-tax, or $6.65 per share) of reorganization items, including (i) the establishment of a reserve in regards to sale leaseback claims of $323.6 million and the write-off of leasehold improvements to vessels underlying sale leaseback transactions of $1.7 million, partially offset by the recognition of sale leaseback-related deferred gains of $105.9 million and accrued liabilities associated with the recognition of lease expense on a straight-line basis of $11.3 million, (ii) the recognition of $94.8 million of make-whole claims on the Senior Notes and $5.1 million of debt issue costs and (iii) professional fees associated with the restructuring incurred subsequent to the Petition Date of $5.2 million.

•	$163.4 million ($163.4 million after-tax, or $3.47 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the June 2017 quarter.
•

$11.9 million ($11.9 million after-tax, or $0.25 per share) of debt negotiation expenses that were incurred in the quarter, which includes $6.7 million classified as general and administrative expenses and $5.2 million classified as reorganization items.

•

$1.2 million ($1.2 million after-tax, or $0.02 per share) of foreign exchange losses resulting primarily from the strengthening of the Norwegian kroner relative to the U.S. dollar and the revaluation of kroner-denominated liabilities.

Income tax expense largely reflects tax liabilities in certain jurisdictions that levy taxes on bases other than pre-tax profitability (so called “deemed profit” regimes.)

Tidewater will hold a conference call to discuss results for the three months ended September 30, 2017 on Thursday, November 9, 2017, at 9:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on November 9, 2017, and will continue until 11:59 p.m. Central time on November 11, 2017. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 45919170.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until December 9, 2017.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quinn Fanning, Executive Vice President and Chief Financial Officer

713-470-5300

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	July 1, 2017	Three Months
	through	through	Ended
	September 30, 2017	July 31, 2017	September 30, 2016
Revenues:
Vessel revenues	$70,571	34,340	139,361
Other operating revenues	3,729	1,923	4,361
	74,300	36,263	143,722
Costs and expenses:
Vessel operating costs	52,301	32,665	87,094
Costs of other operating revenues	2,273	763	3,423
General and administrative	16,246	8,773	32,954
Vessel operating leases	1,124	623	8,441
Depreciation and amortization	8,142	11,160	43,845
Gain on asset dispositions, net	(4)	(372)	(6,253)
Asset impairments	—	21,325	129,562
	80,082	74,937	299,066
Operating loss	(5,782)	(38,674)	(155,344)
Other income (expenses):
Foreign exchange loss	(58)	(2,024)	(2,539)
Equity in net earnings of unconsolidated companies	1,305	269	1,313
Interest income and other	873	704	992
Reorganization items	(1,880)	(1,083,729)	—
Interest and other debt costs	(5,240)	(574)	(18,477)
	(5,000)	(1,085,354)	(18,711)
Loss before income taxes	(10,782)	(1,124,028)	(174,055)
Income tax (benefit) expense	4,745	(1,529)	3,568
Net loss	$(15,527)	(1,122,499)	(177,623)
Less: Net income (loss) attributable to noncontrolling interests	166	(24)	867
Net loss attributable to Tidewater Inc.	$(15,693)	(1,122,475)	(178,490)
Basic loss per common share	$(0.81)	(23.82)	(3.79)
Diluted loss per common share	$(0.81)	(23.82)	(3.79)
Weighted average common shares outstanding	19,389,031	47,121,407	47,067,864
Dilutive effect of stock options and restricted stock	—	—	—
Adjusted weighted average common shares	19,389,031	47,121,407	47,067,864

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Six Months
	through	through	Ended
	September 30, 2017	July 31, 2017	September 30, 2016
Revenues:
Vessel revenues	$70,571	146,597	301,791
Other operating revenues	3,729	4,772	9,856
	74,300	151,369	311,647
Costs and expenses:
Vessel operating costs	52,301	116,438	195,968
Costs of other operating revenues	2,273	2,348	7,326
General and administrative	16,246	41,832	70,001
Vessel operating leases	1,124	6,165	16,882
Depreciation and amortization	8,142	47,447	88,397
Gain on asset dispositions, net	(4)	(3,561)	(11,896)
Asset impairments	—	184,748	166,448
	80,082	395,417	533,126
Operating loss	(5,782)	(244,048)	(221,479)
Other income (expenses):
Foreign exchange loss	(58)	(3,181)	(5,272)
Equity in net earnings of unconsolidated companies	1,305	4,786	1,312
Interest income and other	873	2,384	2,168
Reorganization items	(1,880)	(1,396,905)	—
Interest and other debt costs	(5,240)	(11,179)	(35,431)
	(5,000)	(1,404,095)	(37,223)
Loss before income taxes	(10,782)	(1,648,143)	(258,702)
Income tax (benefit) expense	4,745	(1,234)	7,564
Net loss	$(15,527)	(1,646,909)	(266,266)
Less: Net income attributable to noncontrolling interests	166	—	1,321
Net loss attributable to Tidewater Inc.	$(15,693)	(1,646,909)	(267,587)
Basic loss per common share	$(0.81)	(34.95)	(5.69)
Diluted loss per common share	$(0.81)	(34.95)	(5.69)
Weighted average common shares outstanding	19,389,031	47,121,330	47,067,790
Dilutive effect of stock options and restricted stock	—	—	—
Adjusted weighted average common shares	19,389,031	47,121,330	47,067,790

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	Successor	Predecessor
	September 30,	March 31,
ASSETS	2017	2017
Current assets:
Cash and cash equivalents	$459,978	706,404
Trade and other receivables, less allowance for doubtful accounts of $200 and $16,165 as of September 30, 2017 and March 31, 2017, respectively	120,271	123,262
Due from affiliate	245,056	262,652
Marine operating supplies	31,083	30,560
Other current assets	14,813	18,409
Total current assets	871,201	1,141,287
Investments in, at equity, and advances to unconsolidated companies	25,729	45,115
Net properties and equipment	868,689	2,864,762
Deferred drydocking and survey costs	388	—
Other assets	46,845	139,535
Total assets	$1,812,852	4,190,699

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$39,439	31,599
Accrued expenses	61,115	78,121
Due to affiliate	112,642	132,857
Accrued property and liability losses	2,774	3,583
Current portion of long-term debt	5,174	2,034,124
Other current liabilities	38,041	48,429
Total current liabilities	259,185	2,328,713
Long-term debt	445,677	—
Deferred income taxes	—	46,013
Accrued property and liability losses	2,607	10,209
Other liabilities and deferred credits	62,569	154,705

Commitments and Contingencies

Equity:
Predecessor Common stock of $0.10 par value, 125,000,000 shares authorized, 47,121,304 shares issued and outstanding at March 31, 2017	—	4,712
Predecessor Additional paid-in capital	—	165,221
Successor Common stock of $0.001 par value, 125,000,000 shares authorized 20,738,076 shares issued and outstanding at September 30, 2017	21	—
Successor Additional paid-in capital	1,056,563	—
Retained earnings	(15,693)	1,475,329
Accumulated other comprehensive loss	82	(10,344)
Total stockholders’ equity	1,040,973	1,634,918
Noncontrolling interests	1,841	16,141
Total equity	1,042,814	1,651,059
Total liabilities and equity	$1,812,852	4,190,699

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	July 1, 2017	Three Months
	through	through	Ended
	September 30, 2017	July 31, 2017	September 30, 2016
Net loss	$(15,527)	(1,122,499)	(177,623)
Other comprehensive income:
Unrealized gains on available for sale securities, net of tax of $0, $0 and $0	82	77	119
Change in loss on derivative contract, net of tax of $0, $0 and $0	—	—	72
Changes in supplemental executive retirement plan liability, net of tax of $0, $0 and $0	—	(536)	—
Changes in minimum pension liability, net of tax of $0, $0 and $0	—	(594)	—
Change in other benefit plan minimum liability, net of tax of $0, $0 and $0	—	(1,468)	—
Total comprehensive loss	$(15,445)	(1,125,020)	(177,432)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Six Months
	through	through	Ended
	September 30, 2017	July 31, 2017	September 30, 2016
Net loss	$(15,527)	(1,646,909)	(266,266)
Other comprehensive income:
Unrealized gains on available for sale securities, net of tax of $0, $0 and $0	82	163	280
Change in loss on derivative contract, net of tax of $0, $0 and $0	—	—	143
Changes in supplemental executive retirement plan liability, net of tax of $0, $0 and $0	—	(536)	—
Changes in minimum pension liability, net of tax of $0, $0 and $0	—	(594)	—
Change in other benefit plan minimum liability, net of tax of $0, $0 and $0	—	(1,468)	—
Total comprehensive loss	$(15,445)	(1,649,344)	(265,843)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Six Months
	through	through	Ended
	September 30, 2017	July 31, 2017	September 30, 2016
Operating activities:
Net loss	$(15,527)	(1,646,909)	(266,266)
Adjustments to reconcile net loss to net cash provided by operating activities:
Reorganization items	—	1,368,882	—
Depreciation and amortization	8,138	47,447	88,397
Amortization of deferred drydocking and survey costs	4	—	—
Amortization of debt premiums and discounts	(281)	—	—
Provision for deferred income taxes	—	(5,543)	—
Gain on asset dispositions, net	(4)	(3,561)	(11,896)
Asset impairments	—	184,748	166,448
Equity in earnings of unconsolidated companies, less dividends	(1,044)	(4,252)	(1,659)
Compensation expense - stock-based	1,173	1,707	2,628
Changes in assets and liabilities, net:
Trade and other receivables	(3,775)	6,286	18,263
Changes in due to/from affiliate, net	(3,920)	1,301	25,792
Marine operating supplies	1,005	88	2,289
Other current assets	5,714	(1,840)	(1,827)
Accounts payable	(317)	8,157	9,671
Accrued expenses	(10,555)	17,245	(16,386)
Accrued property and liability losses	13	(822)	281
Other current liabilities	3,753	(2,337)	(9,716)
Other liabilities and deferred credits	(847)	2,884	(5,173)
Other, net	(1,339)	4,932	(1,448)
Net cash used in operating activities	(17,809)	(21,587)	(602)
Cash flows from investing activities:
Proceeds from sales of assets	4,875	2,172	1,839
Additions to properties and equipment	(589)	(2,265)	(9,509)
Payments related to novated vessel construction contract	—	5,272	—
Refunds from cancelled vessel construction contracts	—	—	11,515
Net cash provided by investing activities	4,286	5,179	3,845
Cash flows from financing activities:
Principal payment on long-term debt	—	(5,124)	(5,036)
Cash payments to creditors pursuant to the plan of reorganization	(87,366)	(122,806)	—
Cash received for issuance of common stock	1	—	—
Other	—	(1,200)	(1,722)
Net cash used in financing activities	(87,365)	(129,130)	(6,758)
Net change in cash and cash equivalents	(100,888)	(145,538)	(3,515)
Cash and cash equivalents at beginning of period	560,866	706,404	678,438
Cash and cash equivalents at end of period	$459,978	560,866	674,923
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$59	1,577	34,209
Income taxes	$1,392	4,740	16,790
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$—	—	10,477

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

				Accumulated
		Additional		other	Non
	Common	paid-in	Retained	comprehensive	controlling
	stock	capital	earnings	loss	interest	Total
Balance at March 31, 2017 (Predecessor)	$4,712	165,221	1,475,329	(10,344)	16,141	1,651,059
Total comprehensive loss	—	—	(1,646,909)	(2,435)	—	(1,649,344)
Stock option expense	—	390	—	—	—	390
Cancellation/forfeiture or restricted stock units	—	1,254	—	—	—	1,254
Amortization of restricted stock units	—	2	—	—	—	2
Cash paid to noncontrolling interests	—	—	—	—	(1,200)	(1,200)
Balance at July 31, 2017 (Predecessor)	$4,712	166,867	(171,580)	(12,779)	14,941	2,161
Cancellation of Predecessor equity	(4,712)	(166,867)	171,580	12,779	(13,266)	(486)
Balance at July 31, 2017 (Predecessor)	$—	—	—	—	1,675	1,675

Issuance of Successor common stock and warrants	$18	1,055,391	—	—	—	1,055,409

Balance at August 1, 2017 (Successor)	$18	1,055,391	—	—	1,675	1,057,084
Total comprehensive loss	—	—	(15,693)	82	166	(15,445)
Issuance of common stock	3	(1)	—	—	—	2
Amortization of restricted stock units	—	1,173	—	—	—	1,173
Balance at September 30, 2017 (Successor)	$21	1,056,563	(15,693)	82	1,841	1,042,814

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Successor		Predecessor
	Period from		Period from
	August 1, 2017		July 1, 2017		Three Months
	through		through		Ended
	September 30, 2017		July 31, 2017		September 30, 2016
(In thousands)		%		%		%
Vessel revenues:
Americas	$17,449	25%	8,961	26%	53,125	38%
Middle East/Asia Pacific	16,669	24%	8,547	25%	29,584	21%
Africa/Europe	36,453	51%	16,832	49%	56,652	41%
Total vessel revenues	$70,571	100%	34,340	100%	139,361	100%
Vessel operating costs:
Crew costs	$27,705	39%	14,443	42%	49,370	35%
Repair and maintenance	6,373	9%	9,196	27%	13,440	10%
Insurance and loss reserves	1,679	2%	825	2%	2,637	2%
Fuel, lube and supplies	6,990	10%	2,851	8%	10,176	7%
Other	9,554	14%	5,350	16%	11,471	8%
Total vessel operating costs	52,301	74%	32,665	95%	87,094	62%
Vessel operating margin (A)	$18,270	26%	1,675	5%	52,267	38%

	Successor		Predecessor
	Period from		Period from
	August 1, 2017		April 1, 2017		Six Months
	through		through		Ended
	September 30, 2017		July 31, 2017		September 30, 2016
(In thousands)		%		%		%
Vessel revenues:
Americas	$17,449	25%	40,848	28%	113,733	38%
Middle East/Asia Pacific	16,669	24%	36,313	25%	61,707	20%
Africa/Europe	36,453	51%	69,436	47%	126,351	42%
Total vessel revenues	$70,571	100%	146,597	100%	301,791	100%
Vessel operating costs:
Crew costs	$27,705	39%	56,653	39%	105,258	35%
Repair and maintenance	6,373	9%	23,040	16%	29,969	10%
Insurance and loss reserves	1,679	2%	3,949	3%	9,633	3%
Fuel, lube and supplies	6,990	10%	12,279	8%	20,948	7%
Other	9,554	14%	20,517	14%	30,160	10%
Total vessel operating costs	52,301	74%	116,438	80%	195,968	65%
Vessel operating margin (A)	$18,270	26%	30,159	20%	105,823	35%

Note (A):  The following tables reconcile vessel operating margin as presented above to vessel operating loss:

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	July 1, 2017	Three Months
	through	through	Ended
(In thousands)	September 30, 2017	July 31, 2017	September 30, 2016
Vessel operating margin	$18,270	1,675	52,267
General and administrative expenses - vessel operations	(11,214)	(5,879)	(22,337)
Vessel operating leases	(1,124)	(623)	(8,441)
Depreciation and amortization - vessel operations	(7,663)	(10,712)	(41,909)
Vessel operating loss	$(1,731)	(15,539)	(20,420)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Six Months
	through	through	Ended
(In thousands)	September 30, 2017	July 31, 2017	September 30, 2016
Vessel operating margin	$18,270	30,159	105,823
General and administrative expenses - vessel operations	(11,214)	(23,881)	(48,253)
Vessel operating leases	(1,124)	(6,165)	(16,882)
Depreciation and amortization - vessel operations	(7,663)	(45,604)	(84,350)
Vessel operating loss	$(1,731)	(45,491)	(43,662)

The company’s other operating profit (loss) consists of the following:

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	July 1, 2017	Three Months
	through	through	Ended
(In thousands)	September 30, 2017	July 31, 2017	September 30, 2016
Other operating revenues	$3,729	1,923	4,361
Costs of other marine revenues	(2,273)	(763)	(3,423)
General and administrative expenses - other operating activities	(235)	(54)	(611)
Depreciation and amortization - other operating activities	(412)	(285)	(1,339)
Other operating profit (loss)	$809	821	(1,012)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Six Months
	through	through	Ended
(In thousands)	September 30, 2017	July 31, 2017	September 30, 2016
Other operating revenues	$3,729	4,772	9,856
Costs of other marine revenues	(2,273)	(2,348)	(7,326)
General and administrative expenses - other operating activities	(235)	(409)	(1,249)
Depreciation and amortization - other operating activities	(412)	(1,139)	(2,720)
Other operating profit (loss)	$809	876	(1,439)

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Successor		Predecessor
	Period from		Period from
	August 1, 2017		July 1, 2017		Three Months
	through		through		Ended
	September 30, 2017		July 31, 2017		September 30, 2016
(In thousands)		%		%		%
Vessel operating profit (loss):
Americas	$(2,651)	(4%)	(6,850)	(19%)	(1,177)	(1%)
Middle East/Asia Pacific	944	1%	(118)	(<1%)	(5,171)	(3%)
Africa/Europe	(24)	(<1%)	(8,571)	(24%)	(14,072)	(10%)
	(1,731)	(3%)	(15,539)	(43%)	(20,420)	(14%)
Other operating profit (loss)	809	1%	821	2%	(1,012)	(1%)
	(922)	(2%)	(14,718)	(41%)	(21,432)	(15%)

Corporate general and administrative expenses (B)	(4,797)	(7%)	(2,840)	(8%)	(10,006)	(7%)
Corporate depreciation	(67)	(<1%)	(163)	(<1%)	(597)	(<1%)
Corporate expenses	(4,864)	(7%)	(3,003)	(8%)	(10,603)	(7%)

Gain on asset dispositions, net	4	<1%	372	1%	6,253	4%
Asset impairments	—	—	(21,325)	(59%)	(129,562)	(90%)
Operating loss	$(5,782)	(9%)	(38,674)	(107%)	(155,344)	(108%)
Foreign exchange loss	(58)	(<1%)	(2,024)	(5%)	(2,539)	(2%)
Equity in net earnings of unconsolidated companies	1,305	2%	269	1%	1,313	1%
Interest income and other, net	873	1%	704	2%	992	1%
Reorganization items (C)	(1,880)	(2%)	(1,083,729)	(2989%)	—	—
Interest and other debt costs	(5,240)	(7%)	(574)	(2%)	(18,477)	(13%)
Loss before income taxes	$(10,782)	(15%)	(1,124,028)	(3100%)	(174,055)	(121%)

	Successor		Predecessor
	Period from		Period from
	August 1, 2017		April 1, 2017		Six Months
	through		through		Ended
	September 30, 2017		July 31, 2017		September 30, 2016
(In thousands)		%		%		%
Vessel operating profit (loss):
Americas	$(2,651)	(4%)	(22,549)	(15%)	(5,503)	(2%)
Middle East/Asia Pacific	944	1%	(1,434)	(1%)	(10,778)	(3%)
Africa/Europe	(24)	(<1%)	(21,508)	(14%)	(27,381)	(9%)
	(1,731)	(3%)	(45,491)	(30%)	(43,662)	(14%)
Other operating profit (loss)	809	1%	876	1%	(1,439)	(<1%)
	(922)	(2%)	(44,615)	(29%)	(45,101)	(14%)

Corporate general and administrative expenses (B)	(4,797)	(7%)	(17,542)	(12%)	(20,499)	(7%)
Corporate depreciation	(67)	(<1%)	(704)	(<1%)	(1,327)	(<1%)
Corporate expenses	(4,864)	(7%)	(18,246)	(12%)	(21,826)	(7%)

Gain on asset dispositions, net	4	<1%	3,561	2%	11,896	4%
Asset impairments	—	—	(184,748)	(122%)	(166,448)	(54%)
Operating loss	$(5,782)	(9%)	(244,048)	(161%)	(221,479)	(71%)
Foreign exchange loss	(58)	(<1%)	(3,181)	(2%)	(5,272)	(2%)
Equity in net earnings of unconsolidated companies	1,305	2%	4,786	3%	1,312	<1%
Interest income and other, net	873	1%	2,384	2%	2,168	1%
Reorganization items (C)	(1,880)	(2%)	(1,396,905)	(923%)	—	—
Interest and other debt costs	(5,240)	(7%)	(11,179)	(8%)	(35,431)	(11%)
Loss before income taxes	$(10,782)	(15%)	(1,648,143)	(1089%)	(258,702)	(83%)

Note (B):  Costs associated with debt negotiations were classified as general and administrative expenses until our chapter 11 Petition Date of May 17, 2017. Subsequent to the Petition Date, costs associated with debt negotiations were classified as reorganization items. Professional services costs related to debt negotiations for the period from August 1, 2017 through September 30, 2017 (Successor) and for the period from July 1, 2017 through July 31, 2017 (Predecessor) of $0.6 million and $22.9 million, respectively, were classified as reorganization items. For the quarter ended September 30, 2016 (Predecessor), $3.1 million of debt negotiation-related professional services costs were included in general and administrative expenses. Professional services costs related to debt negotiations for the period from August 1, 2017 through September 30, 2017 (Successor) and for the period from April 1, 2017 through July 31, 2017 (Predecessor) of $0.6 million and $28 million, respectively, were classified as reorganization items. For the six months ended September 30, 2016 (Predecessor), $7 million of debt-negotiation related professional services costs were included in general and administrative expenses.

Note (C):  Reorganization items for the period from August 1, 2017 through September 30, 2017 (Successor) of $1.9 million include (i) $1.3 million related to re-delivery of sale leaseback vessels to their respective owners and (ii) $0.6 million of reorganization-related professional fees.

Reorganization items for the period from July 1, 2017 through July 31, 2017 (Predecessor) of $1.1 billion include (i) $1.8 billion of fresh start accounting adjustments, (ii) $22.9 million of reorganization-related professional fees. Offsetting these reorganization charges is a gain on settlement of liabilities subject to compromise of $767.6 million.

Reorganization items for the period from April 1, 2017 through July 31, 2017 (Predecessor) of $1.4 billion include (i) $1.8 billion of fresh start accounting adjustments, (ii) the establishment of a reserve in regards to sale leaseback claims of $323.6 million and the write-off of leasehold improvements to vessels underlying sale leaseback transactions of $1.7 million, partially offset by the recognition of sale leaseback-related deferred gains of $105.9 million and accrued liabilities associated with the recognition of lease expense on a straight-line basis of $11.3 million, (iii) $94.8 million of make-whole claims on the Senior Notes and $5.2 million of debt issue costs and (iv) professional fees associated with the restructuring incurred subsequent to the Petition Date of $28.0 million. Offsetting these reorganization charges is a gain on settlement of liabilities subject to compromise of $767.6 million.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
Revenues:
Vessel revenues	$70,571	34,340	112,257	156,905	125,120	139,361
Other operating revenues	3,729	1,923	2,849	3,844	4,095	4,361
	74,300	36,263	115,106	160,749	129,215	143,722
Costs and expenses:
Vessel operating costs	52,301	32,665	83,773	80,845	82,358	87,094
Costs of other operating revenues	2,273	763	1,585	2,689	2,714	3,423
General and administrative (D)	16,246	8,773	33,059	41,727	34,151	32,954
Vessel operating leases	1,124	623	5,542	8,443	8,441	8,441
Depreciation and amortization	8,142	11,160	36,287	37,592	41,302	43,845
Gain on asset dispositions, net	(4)	(372)	(3,189)	(6,064)	(6,139)	(6,253)
Asset impairments	—	21,325	163,423	64,857	253,422	129,562
	80,082	74,937	320,480	230,089	416,249	299,066
Operating loss	(5,782)	(38,674)	(205,374)	(69,340)	(287,034)	(155,344)
Other income (expenses):
Foreign exchange gain (loss)	(58)	(2,024)	(1,157)	664	2,970	(2,539)
Equity in net earnings of unconsolidated companies	1,305	269	4,517	2,841	1,557	1,313
Interest income and other	873	704	1,680	1,588	1,437	992
Reorganization items (D)	(1,880)	(1,083,729)	(313,176)	—	—	—
Interest and other debt costs	(5,240)	(574)	(10,605)	(21,008)	(18,587)	(18,477)
	(5,000)	(1,085,354)	(318,741)	(15,915)	(12,623)	(18,711)
Loss before income taxes	(10,782)	(1,124,028)	(524,115)	(85,255)	(299,657)	(174,055)
Income tax (benefit) expense	4,745	(1,529)	295	1,717	(2,884)	3,568
Net loss	$(15,527)	(1,122,499)	(524,410)	(86,972)	(296,773)	(177,623)
Less: Net income (loss) attributable to noncontrolling interests	166	(24)	24	7,883	903	867
Net loss attributable to Tidewater Inc.	$(15,693)	(1,122,475)	(524,434)	(94,855)	(297,676)	(178,490)
Basic loss per common share	$(0.81)	(23.82)	(11.13)	(2.01)	(6.32)	(3.79)
Diluted loss per common share	$(0.81)	(23.82)	(11.13)	(2.01)	(6.32)	(3.79)
Weighted average common shares outstanding	19,389,031	47,121,407	47,121,304	47,080,783	47,068,079	47,067,864
Dilutive effect of stock options and restricted stock	—	—	—	—	—	—
Adjusted weighted average common shares	19,389,031	47,121,407	47,121,304	47,080,783	47,068,079	47,067,864

'Note (D): Restructuring-related professional services costs
Included in general and administrative expenses	$—	—	6,709	16,805	5,188	3,054
Included in reorganization items	636	22,858	5,165	—	—	—
Total	$636	22,858	11,874	16,805	5,188	3,054

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	Successor	Predecessor
	September 30,	June 30,	March 31,	December 31,	September 30,
ASSETS	2017	2017	2017	2016	2016
Current assets:
Cash and cash equivalents	$459,978	683,778	706,404	649,804	674,923
Trade and other receivables, net	120,271	116,612	123,262	174,335	209,850
Due from affiliate	245,056	252,810	262,652	287,592	300,757
Marine operating supplies	31,083	31,097	30,560	30,720	31,124
Other current assets	14,813	34,619	18,409	22,053	31,874
Total current assets	871,201	1,118,916	1,141,287	1,164,504	1,248,528
Investments in, at equity, and advances to unconsolidated companies	25,729	49,216	45,115	42,516	38,200
Net properties and equipment	868,689	2,659,314	2,864,762	3,009,407	3,311,567
Deferred drydocking and survey costs	388	—	—	—	—
Other assets	46,845	92,134	139,535	98,772	89,967
Total assets	$1,812,852	3,919,580	4,190,699	4,315,199	4,688,262

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$39,439	35,087	31,599	50,754	64,231
Accrued expenses	61,115	63,155	78,121	67,412	76,085
Due to affiliate	112,642	121,037	132,857	132,836	175,925
Accrued property and liability losses	2,774	2,758	3,583	3,574	3,602
Current portion of long-term debt	5,174	10,106	2,034,124	2,036,060	2,041,367
Other current liabilities	38,041	28,029	48,429	50,274	60,345
Total current liabilities	259,185	260,172	2,328,713	2,340,910	2,421,555
Long-term debt	445,677	80,863	—	—	—
Deferred income taxes	—	—	46,013	56,375	48,204
Accrued property and liability losses	2,607	2,776	10,209	11,113	11,210
Other liabilities and deferred credits	62,569	60,382	154,705	159,237	164,530
Liabilities subject to compromise	—	2,389,557	—	—	—

Commitments and Contingencies

Equity:
Common stock	21	4,712	4,712	4,707	4,707
Additional paid-in capital	1,056,563	165,516	165,221	171,018	169,443
Retained earnings	(15,693)	950,895	1,475,329	1,570,027	1,867,701
Accumulated other comprehensive loss	82	(10,258)	(10,344)	(6,446)	(6,443)
Total stockholders’ equity	1,040,973	1,110,865	1,634,918	1,739,306	2,035,408
Noncontrolling interests	1,841	14,965	16,141	8,258	7,355
Total equity	1,042,814	1,125,830	1,651,059	1,747,564	2,042,763
Total liabilities and equity	$1,812,852	3,919,580	4,190,699	4,315,199	4,688,262

Due from affiliate, net of due to affiliate	$132,414	131,773	129,795	154,756	124,832

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater (E)	$9,798	4,304	17,313	62,831	30,846	37,270
Towing-supply	5,572	3,747	11,274	14,738	11,905	13,039
Other	2,079	910	3,300	2,964	2,826	2,816
Total (E)	$17,449	8,961	31,887	80,533	45,577	53,125
Middle East/Asia Pacific fleet:
Deepwater	$5,726	2,667	10,701	9,433	8,605	8,860
Towing-supply	10,943	5,880	17,065	17,245	17,628	20,724
Other	—	—	—	—	—	—
Total	$16,669	8,547	27,766	26,678	26,233	29,584
Africa/Europe fleet:
Deepwater	$17,582	7,588	22,158	23,032	21,748	24,305
Towing-supply	15,049	8,124	27,019	22,794	26,087	25,934
Other	3,822	1,120	3,427	3,868	5,475	6,413
Total	$36,453	16,832	52,604	49,694	53,310	56,652
Worldwide fleet:
Deepwater (E)	$33,106	14,559	50,172	95,296	61,199	70,435
Towing-supply	31,564	17,751	55,358	54,777	55,620	59,697
Other	5,901	2,030	6,727	6,832	8,301	9,229
Total (E)	$70,571	34,340	112,257	156,905	125,120	139,361

Note (E):  Included in Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total revenue for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	37	41	41	41	41	41
Towing-supply	19	20	21	22	22	23
Other	8	8	8	8	8	9
Total	64	69	70	71	71	73
Stacked vessels	(38)	(41)	(35)	(34)	(35)	(34)
Active vessels	26	28	35	37	36	39
Middle East/Asia Pacific fleet:
Deepwater	21	21	22	23	22	22
Towing-supply	43	44	44	44	46	46
Other	1	1	1	1	1	1
Total	65	66	67	68	69	69
Stacked vessels	(24)	(26)	(25)	(24)	(30)	(26)
Active vessels	41	40	42	44	39	43
Africa/Europe fleet:
Deepwater	44	42	41	41	42	42
Towing-supply	44	44	44	43	43	43
Other	32	34	37	38	38	38
Total	120	120	122	122	123	123
Stacked vessels	(41)	(45)	(49)	(54)	(50)	(41)
Active vessels	79	75	73	68	73	82
Worldwide fleet:
Deepwater	102	104	104	105	105	105
Towing-supply	106	108	109	109	111	112
Other	41	43	46	47	47	48
Total	249	255	259	261	263	265
Stacked vessels	(103)	(112)	(109)	(112)	(115)	(101)
Active vessels	146	143	150	149	148	164

Total active	146	143	150	149	148	164
Total stacked	103	112	109	112	115	101
Total joint venture and other vessels	8	8	8	8	8	8
Total	257	263	267	269	271	273

Note (F):  Included in total owned or chartered vessels at September 30, 2017 (Successor), July 31, 2017 (Predecessor), June 30, 2017 (Predecessor), March 31, 2017 (Predecessor), December 31, 2016 (Predecessor) and September 30, 2016 (Predecessor), were 91, 109, 115, 111, 116 and 115 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of our utilization statistics.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,284	1,261	3,731	3,690	3,812	3,864
Towing-supply	1,156	617	1,941	1,980	2,012	2,120
Other	488	248	728	720	736	805
Total	3,928	2,126	6,400	6,390	6,560	6,789
Middle East/Asia Pacific fleet:
Deepwater	1,281	651	2,001	2,070	2,068	1,993
Towing-supply	2,616	1,364	3,974	3,952	4,232	4,232
Other	61	31	91	90	92	92
Total	3,958	2,046	6,066	6,112	6,392	6,317
Africa/Europe fleet:
Deepwater	2,684	1,312	3,732	3,650	3,822	3,830
Towing-supply	2,681	1,364	4,004	3,886	3,956	3,956
Other	1,965	1,056	3,352	3,420	3,496	3,496
Total	7,330	3,732	11,088	10,956	11,274	11,282
Worldwide fleet:
Deepwater	6,249	3,224	9,464	9,410	9,702	9,687
Towing-supply	6,453	3,345	9,919	9,818	10,200	10,308
Other	2,514	1,335	4,171	4,230	4,324	4,393
Total	15,216	7,904	23,554	23,458	24,226	24,388

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	1,522	837	2,110	1,874	1,990	1,866
Towing-supply	582	307	849	900	969	939
Other	244	124	273	270	276	345
Total	2,348	1,268	3,232	3,044	3,235	3,150
Middle East/Asia Pacific fleet:
Deepwater	488	258	702	900	1,179	1,082
Towing-supply	908	527	1,446	1,240	1,455	1,215
Other	61	31	91	90	92	92
Total	1,457	816	2,239	2,230	2,726	2,389
Africa/Europe fleet:
Deepwater	610	310	1,047	1,310	1,507	1,305
Towing-supply	1,049	527	1,554	1,637	1,507	1,219
Other	829	552	1,896	1,887	1,620	1,247
Total	2,488	1,389	4,497	4,834	4,634	3,771
Worldwide fleet:
Deepwater	2,620	1,405	3,859	4,084	4,676	4,253
Towing-supply	2,539	1,361	3,849	3,777	3,931	3,373
Other	1,134	707	2,260	2,247	1,988	1,684
Total	6,293	3,473	9,968	10,108	10,595	9,310

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	762	424	1,621	1,816	1,822	1,998
Towing-supply	574	310	1,092	1,080	1,043	1,181
Other	244	124	455	450	460	460
Total	1,580	858	3,168	3,346	3,325	3,639
Middle East/Asia Pacific fleet:
Deepwater	793	393	1,299	1,170	889	911
Towing-supply	1,708	837	2,528	2,712	2,777	3,017
Other	—	—	—	—	—	—
Total	2,501	1,230	3,827	3,882	3,666	3,928
Africa/Europe fleet:
Deepwater	2,074	1,002	2,685	2,340	2,315	2,525
Towing-supply	1,632	837	2,450	2,249	2,449	2,737
Other	1,136	504	1,456	1,533	1,876	2,249
Total	4,842	2,343	6,591	6,122	6,640	7,511
Worldwide fleet:
Deepwater	3,629	1,819	5,605	5,326	5,026	5,434
Towing-supply	3,914	1,984	6,070	6,041	6,269	6,935
Other	1,380	628	1,911	1,983	2,336	2,709
Total	8,923	4,431	13,586	13,350	13,631	15,078

Note (G): Available days - active fleet equals available days - total fleet less out-of-service - stacked days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	21.8%	18.1%	23.4%	29.7%	32.1%	38.1%
Towing-supply	35.6	37.0	36.4	41.8	36.4	37.5
Other	46.1	43.8	50.0	45.7	37.0	34.1
Total	28.9%	26.6%	30.3%	35.2%	34.0%	37.5%
Middle East/Asia Pacific fleet:
Deepwater	45.6%	40.8%	54.4%	45.9%	35.9%	35.0%
Towing-supply	57.1	57.2	57.2	54.2	52.9	54.7
Other	—	—	—	—	—	—
Total	52.5%	51.1%	55.4%	50.6%	46.7%	47.7%
Africa/Europe fleet:
Deepwater	61.3%	53.0%	51.7%	53.6%	42.9%	44.0%
Towing-supply	45.0	49.1	51.7	42.1	47.4	42.7
Other	47.8	32.8	31.3	31.0	37.6	42.8
Total	51.7%	45.8%	45.6%	42.5%	42.8%	43.2%
Worldwide fleet:
Deepwater	43.6%	36.9%	41.1%	42.6%	37.2%	39.8%
Towing-supply	48.2	50.1	50.9	46.9	47.5	46.6
Other	46.3	34.1	33.9	32.8	36.7	40.3
Total	46.0%	42.0%	44.0%	42.6%	41.4%	42.8%

Note (H): Utilization total fleet equals days worked / available days total fleet.

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	65.3%	53.9%	53.8%	60.4%	67.2%	73.7%
Towing-supply	71.7	73.5	64.7	76.6	70.3	67.3
Other	92.1	87.5	79.9	73.1	59.2	59.8
Total	71.7%	65.8%	61.3%	67.3%	67.1%	69.9%
Middle East/Asia Pacific fleet:
Deepwater	73.6%	67.5%	83.8%	81.2%	83.6%	76.6%
Towing-supply	87.5	93.2	89.9	79.0	80.6	76.7
Other	—	—	—	—	—	—
Total	83.1%	85.0%	87.8%	79.7%	81.4%	76.7%
Africa/Europe fleet:
Deepwater	79.3%	69.4%	71.9%	83.7%	70.8%	66.8%
Towing-supply	74.0	80.0	84.6	72.7	76.6	61.8
Other	82.7	68.7	72.1	69.1	70.0	66.5
Total	78.3%	73.0%	76.6%	76.0%	72.7%	64.9%
Worldwide fleet:
Deepwater	75.1%	65.4%	69.4%	75.2%	71.8%	71.0%
Towing-supply	79.5	84.5	83.2	76.2	77.3	69.2
Other	84.4	72.4	74.0	70.0	67.9	65.4
Total	78.5%	75.0%	76.2%	74.9%	73.7%	69.2%

Note (I): Utilization active fleet equals days worked / available days - active fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
	September 30, 2017	July 31, 2017	2017	2017	2016	2016
AVERAGE VESSEL DAY RATES:

Americas fleet:
Deepwater (J)	$19,698	18,845	19,869	57,311	25,181	25,302
Towing-supply	13,547	16,435	15,959	17,816	16,239	16,401
Other	9,250	8,384	9,071	9,015	10,384	10,246
Total (J)	$15,394	15,863	16,423	35,756	20,436	20,892
Middle East/Asia Pacific fleet:
Deepwater	$9,805	10,054	9,825	9,927	11,576	12,687
Towing-supply	7,325	7,537	7,511	8,045	7,872	8,954
Other	—	—	—	—	—	—
Total	$8,022	8,175	8,261	8,623	8,795	9,819
Africa/Europe fleet:
Deepwater	$10,687	10,908	11,482	11,763	13,262	14,416
Towing-supply	12,464	12,139	13,040	13,940	13,917	15,339
Other	4,068	3,234	3,265	3,652	4,169	4,288
Total	$9,613	9,837	10,413	10,682	11,042	11,627
Worldwide fleet:
Deepwater (J)	$12,142	12,242	12,897	23,797	16,961	18,260
Towing-supply	10,141	10,583	10,961	11,893	11,476	12,436
Other	5,068	4,463	4,759	4,922	5,235	5,213
Total (J)	$10,077	10,339	10,842	15,693	12,461	13,364

Note (J):  Included in Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total average day rates for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total average day rates would have been $21,602, $18,374, $14,021 and $11,778, respectively, for the quarter ended March 31, 2017 (Predecessor).

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
(In thousands)	September 30, 2017	July 31, 2017	2017	2017	2016	2016
Americas
Vessel revenues (K)	$17,449	8,961	31,887	80,533	45,577	53,125

Vessel operating costs:
Crew costs	$8,402	4,250	14,457	15,761	16,416	17,970
Routine repairs and maintenance	1,265	945	2,705	2,879	3,017	3,446
Major repairs	206	3,961	1,136	7	1,435	1,860
Insurance and loss reserves	404	201	933	(519)	664	826
Fuel, lube and supplies	2,175	760	3,394	3,896	2,382	3,168
Other	1,771	536	4,655	3,555	3,216	1,158
Total vessel operating costs	$14,223	10,653	27,280	25,579	27,130	28,428

Vessel operating margin ($)	$3,226	(1,692)	4,607	54,954	18,447	24,697
Vessel operating margin (%)	18.5%	-18.9%	14.4%	68.2%	40.5%	46.5%

Vessel operating lease expense	$—	62	3,787	6,627	6,626	6,626
Vessel depreciation	$2,291	3,197	10,748	11,297	12,039	12,700
Amortization of deferred drydocking and survey costs	$4	—	—	—	—	—
Vessel operations general and administrative expenses	$3,582	1,899	5,771	6,412	6,024	6,548
Vessel operating profit (loss)	$(2,651)	(6,850)	(15,699)	30,618	(6,242)	(1,177)

Americas - Select operating statistics
Average vessels - Total fleet	64	69	70	71	71	73
Utilization - Total fleet	28.9%	26.6%	30.3%	35.2%	34.0%	37.5%

Average vessels - Active fleet	26	28	35	37	36	39
Utilization - Active fleet	71.7%	65.8%	61.3%	67.3%	67.1%	69.9%

Average day rates (K)	$15,394	15,863	16,423	35,756	20,436	20,892

Vessels commencing drydocks	2	5	2	2	2	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$206	3,961	1,136	7	1,435	1,860
Cash paid for deferred drydocking and survey costs	$243	—	—	—	—	—
	$449	3,961	1,136	7	1,435	1,860

Deferred drydocking and survey costs - beginning balance	$—	—	—	—	—	—
Cash paid for deferred drydocking and survey costs	$243	—	—	—	—	—
Amortization of deferred drydocking and survey costs	$4	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$239	—	—	—	—	—

Note (K):  Included in Americas vessel revenue for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, Americas average day rates would have been $18,374 for the quarter ended March 31, 2017 (Predecessor).

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
(In thousands)	September 30, 2017	July 31, 2017	2017	2017	2016	2016
Middle East/Asia Pacific
Vessel revenues	$16,669	8,547	27,766	26,678	26,233	29,584

Vessel operating costs:
Crew costs	$5,962	3,139	9,795	9,495	9,264	9,818
Routine repairs and maintenance	1,722	665	2,164	2,318	1,801	2,503
Major repairs	405	(85)	511	3,988	1,631	1,066
Insurance and loss reserves	376	250	681	(732)	659	874
Fuel, lube and supplies	1,268	457	1,539	2,543	1,568	2,066
Other	2,001	976	2,908	3,351	3,963	3,250
Total vessel operating costs	$11,734	5,402	17,598	20,963	18,886	19,577

Vessel operating margin ($)	$4,935	3,145	10,168	5,715	7,347	10,007
Vessel operating margin (%)	29.6%	36.8%	36.6%	21.4%	28.0%	33.8%

Vessel operating lease expense	$—	—	—	—	—	—
Vessel depreciation	$1,807	2,221	7,746	8,499	10,677	10,779
Amortization of deferred drydocking and survey costs	$—	—	—	—	—	—
Vessel operations general and administrative expenses	$2,184	1,042	3,738	3,380	5,038	4,399
Vessel operating profit (loss)	$944	(118)	(1,316)	(6,164)	(8,368)	(5,171)

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	65	66	67	68	69	69
Utilization - Total fleet	52.5%	51.1%	55.4%	50.6%	46.7%	47.7%

Average vessels - Active fleet	41	40	42	44	39	43
Utilization - Active fleet	83.1%	85.0%	87.8%	79.7%	81.4%	76.7%

Average day rates	$8,022	8,175	8,261	8,623	8,795	9,819

Vessels commencing drydocks	1	—	1	5	3	3

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$405	(85)	511	3,988	1,631	1,066
Cash paid for deferred drydocking and survey costs	$—	—	—	—	—	—
	$405	(85)	511	3,988	1,631	1,066

Deferred drydocking and survey costs - beginning balance	$—	—	—	—	—	—
Cash paid for deferred drydocking and survey costs	$—	—	—	—	—	—
Amortization of deferred drydocking and survey costs	$—	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$—	—	—	—	—	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
(In thousands)	September 30, 2017	July 31, 2017	2017	2017	2016	2016
Africa/Europe
Vessel revenues	$36,453	16,832	52,604	49,694	53,310	56,652

Vessel operating costs:
Crew costs	$13,341	7,054	17,958	16,573	17,704	21,582
Routine repairs and maintenance	2,354	1,320	3,338	3,324	3,384	3,519
Major repairs	421	2,390	3,990	4,558	1,946	1,046
Insurance and loss reserves	899	374	1,510	(516)	819	937
Fuel, lube and supplies	3,547	1,634	4,495	2,840	3,832	4,942
Other	5,782	3,838	7,604	7,524	8,657	7,063
Total vessel operating costs	$26,344	16,610	38,895	34,303	36,342	39,089

Vessel operating margin ($)	$10,109	222	13,709	15,391	16,968	17,563
Vessel operating margin (%)	27.7%	1.3%	26.1%	31.0%	31.8%	31.0%

Vessel operating lease expense	$1,124	561	1,755	1,816	1,815	1,815
Vessel depreciation	$3,561	5,294	16,398	16,377	17,166	18,430
Amortization of deferred drydocking and survey costs	$—	—	—	—	—	—
Vessel operations general and administrative expenses	$5,448	2,938	8,493	9,653	9,546	11,390
Vessel operating loss	$(24)	(8,571)	(12,937)	(12,455)	(11,559)	(14,072)

Africa/Europe - Select operating statistics
Average vessels - Total fleet	120	120	122	122	123	123
Utilization - Total fleet	51.7%	45.8%	45.6%	42.5%	42.8%	43.2%

Average vessels - Active fleet	79	75	73	68	73	82
Utilization - Active fleet	78.3%	73.0%	76.6%	76.0%	72.7%	64.9%

Average day rates	$9,613	9,837	10,413	10,682	11,042	11,627

Vessels commencing drydocks	5	3	6	7	4	1

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$421	2,390	3,990	4,558	1,946	1,046
Cash paid for deferred drydocking and survey costs	$149	—	—	—	—	—
	$570	2,390	3,990	4,558	1,946	1,046

Deferred drydocking and survey costs - beginning balance	$—	—	—	—	—	—
Cash paid for deferred drydocking and survey costs	$149	—	—	—	—	—
Amortization of deferred drydocking and survey costs	$—	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$149	—	—	—	—	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
(In thousands)	September 30, 2017	July 31, 2017	2017	2017	2016	2016
Worldwide
Vessel revenues (L)	$70,571	34,340	112,257	156,905	125,120	139,361

Vessel operating costs:
Crew costs	$27,705	14,443	42,210	41,829	43,384	49,370
Routine repairs and maintenance	5,341	2,930	8,207	8,521	8,202	9,468
Major repairs	1,032	6,266	5,637	8,553	5,012	3,972
Insurance and loss reserves	1,679	825	3,124	(1,767)	2,142	2,637
Fuel, lube and supplies	6,990	2,851	9,428	9,279	7,782	10,176
Other	9,554	5,350	15,167	14,430	15,836	11,471
Total vessel operating costs	$52,301	32,665	83,773	80,845	82,358	87,094

Vessel operating margin ($)	$18,270	1,675	28,484	76,060	42,762	52,267
Vessel operating margin (%)	25.9%	4.9%	25.4%	48.5%	34.2%	37.5%

Vessel operating lease expense	$1,124	623	5,542	8,443	8,441	8,441
Vessel depreciation	$7,659	10,712	34,892	36,173	39,882	41,909
Amortization of deferred drydocking and survey costs	$4	—	—	—	—	—
Vessel operations general and administrative expenses	$11,214	5,879	18,002	19,445	20,608	22,337
Vessel operating profit (loss)	$(1,731)	(15,539)	(29,952)	11,999	(26,169)	(20,420)

Worldwide - Select operating statistics
Average vessels - Total fleet	249	255	259	261	263	265
Utilization - Total fleet	46.0%	42.0%	44.0%	42.6%	41.4%	42.8%

Average vessels - Active fleet	146	143	150	149	148	164
Utilization - Active fleet	78.5%	75.0%	76.2%	74.9%	73.7%	69.2%

Average day rates (L)	$10,077	10,339	10,842	15,693	12,461	13,364

Vessels commencing drydocks	8	8	9	14	9	6

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$1,032	6,266	5,637	8,553	5,012	3,972
Cash paid for deferred drydocking and survey costs	$392	—	—	—	—	—
	$1,424	6,266	5,637	8,553	5,012	3,972

Deferred drydocking and survey costs - beginning balance	$—	—	—	—	—	—
Cash paid for deferred drydocking and survey costs	$392	—	—	—	—	—
Amortization of deferred drydocking and survey costs	$4	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$388	—	—	—	—	—

Note (L):  Included in Worldwide vessel revenue for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, Worldwide average day rates would have been $11,778 for the quarter ended March 31, 2017 (Predecessor).

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
(In thousands)	September 30, 2017	July 31, 2017	2017	2017	2016	2016

Consolidated EBITDA (M) (N) (O)	$4,480	(7,240)	6,085	55,007	18,842	20,883

Restructuring-related professional services costs	(636)	(22,858)	(11,874)	(16,805)	(5,188)	(3,054)
Asset impairments	—	(21,325)	(163,423)	(64,857)	(253,422)	(129,562)
Reorganization items (excluding professional services costs)	(1,244)	(1,060,871)	(308,011)	—	—	—
Interest and other debt costs	(5,240)	(574)	(10,605)	(21,008)	(18,587)	(18,477)
Income tax benefit (expense)	(4,745)	1,529	(295)	(1,717)	2,884	(3,568)
Depreciation	(8,138)	(11,160)	(36,287)	(37,592)	(41,302)	(43,845)
Amortization of deferred drydocking and survey costs	(4)	—	—	—	—	—

Net loss	$(15,527)	(1,122,499)	(524,410)	(86,972)	(296,773)	(177,623)

	Successor	Predecessor
	Period from	Period from	Three Months Ended
	August 1, 2017	July 1, 2017
	through	through	June 30,	March 31,	December 31,	September 30,
(In thousands)	September 30, 2017	July 31, 2017	2017	2017	2016	2016

Consolidated EBITDA (M) (N) (O)	$4,480	(7,240)	6,085	55,007	18,842	20,883

Restructuring-related professional service costs	(636)	(22,858)	(11,874)	(16,805)	(5,188)	(3,054)
Cash paid for interest	(59)	(1,144)	(433)	(8,218)	(28,260)	(7,476)
Cash paid for taxes	(1,392)	(1,129)	(3,611)	(2,167)	(7,959)	(5,784)
Cash paid for deferred drydocking costs	(392)	—	—	—	—	—
Change in net working capital, excluding cash	(16,292)	33,633	(9,856)	42,205	(13,247)	13,059
Equity in net earnings (losses) of unconsol. companies	(1,044)	(151)	(4,101)	(5,062)	(892)	(1,767)
Stock-based compensation expense	1,173	1,381	326	(888)	1,538	1,092
Gain on asset disposition	(4)	(372)	(3,189)	(6,064)	(6,139)	(6,253)
Changes in other, net	(3,643)	(344)	3,290	12,142	1,578	(399)

Net cash provided (used) in operating activities	$(17,809)	1,776	(23,363)	70,150	(39,727)	10,301

Note (M):  Consolidated EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization, and restructuring-related professional services costs. Restructuring-related professional services costs have been separately presented in the above table. Such professional service costs incurred prior to May 17, 2017 were included in general and administrative expenses and such costs incurred subsequent to May 17, 2017 were included in reorganization items in the company's Condensed Consolidated Statements of Earnings (Loss).

Note (N):  Consolidated EBITDA for the period from August 1, 2017 to September 30, 2017 (Successor), the period July 1, 2017 through July 31, 2017 (Predecessor), the three months ended June 30, 2017 (Predecessor), March 31, 2017 (Predecessor), December 31, 2016 (Predecessor) and September 30, 2016 (Predecessor) includes non-cash, stock-based compensation expense of $1,173, $1,381, $326, $(888), $1,538 and $1,092, respectively.

Note (O):  Consolidated EBITDA for the period from August 1, 2017 to September 30, 2017 (Successor), the period July 1, 2017 through July 31, 2017 (Predecessor), the three months ended June 30, 2017 (Predecessor), March 31, 2017 (Predecessor), December 31, 2016 (Predecessor) and September 30, 2016 (Predecessor) includes vessel operating lease expense of $1,124, $623, $5,542, $8,443, $8,441 and $8,441, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization, reorganization items, asset impairments, and restructuring-related professional services costs. Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view EBITDA both as a performance and liquidity measure and, as such, we believe that the GAAP financial measures most directly comparable to it are net income and net cash provided (used) in operating activities, respectively. Because EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe EBITDA provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter to quarter and year to year.

EBITDA is also a financial metric used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.